                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2000


                          Discover Card Master Trust I
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                     0-23108                      51-0020270
      --------                     -------                      ----------
     (State of                   (Commission                  (IRS Employer
    Organization)               File Number)                Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                19720
----------------------------------------                          ---------
(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------


Former name or former address, if changed since last report:  Not Applicable



                                     Page 1
                      The Exhibit Index appears on Page 4

Item 5.    Other Events
           ------------

                  Series 2000-8. On October 24, 2000, $1,000,000,000 aggregate principal amount of Series 2000-8 Floating Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 2000-8 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of October 24, 2000, for Series 2000-8 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7.    Exhibits
           --------

Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., CommerzBank Capital Markets Corp. and Dresdner Kleinwort Benson North America LLC, dated October 17, 2000.

Exhibit 4.1 Series Supplement with respect to Series 2000-8 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of October 24, 2000.


Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of October 24, 2000.


Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-8, dated as of October 24, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Discover Card Master Trust I
                                  (Registrant)


                                 By: Discover Bank
                                     (Originator of the Trust)


Date:  October 24, 2000          By: /s/ Michael F. Rickert
                                     ----------------------
                                     Michael F. Rickert
                                     Assistant Vice President
                                       and Assistant Treasurer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., CommerzBank Capital Markets Corp. and Dresdner Kleinwort Benson North America LLC, dated October 17, 2000.


Exhibit 4.1 Series Supplement with respect to Series 2000-8 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and form of Class B Certificate, dated as of October 24, 2000.


Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of October 24, 2000.


Exhibit 4.3 Letter of Representations among Discover Bank, U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2000-8, dated as of October 24, 2000.